UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

Anteris Technologies Global Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-42437	99-1407174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Toowong Tower, Level 3, Suite 302 9 Sherwood Road Toowong, QLD Australia	4066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 7 3152 3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On April 28, 2026, Anteris Technologies Global Corp., through its wholly owned subsidiary, Anteris Technologies Corporation (the “Company”), notified v2vmedtech, inc. (“v2v”) of its election to discontinue additional development contributions under the Contribution and Stock Purchase Agreement dated April 18, 2023 (the “Agreement”).

The Company’s election occurred following completion of Stage 1 and during Stage 2 of the development program contemplated by the Agreement.

Pursuant to the Agreement as a result of providing the notice referenced above:

•	The Company is required to pay a break fee of $400,000 to v2v, which will be used by v2v for continued development of the technology.

•	The Company has no further obligation to make additional development contributions under the Agreement.

•	The initial shareholders of v2v have the right, at their election, to either:

o	acquire all of the Company’s equity interest in v2v for an amount equal to the Company’s aggregate contributions to date, or

o	reduce the Company’s equity interest in v2v to a capped minority ownership percentage as specified in the Agreement.

v2v has not informed the Company as to which option it intends to pursue.

In addition, as a result of the termination of the Company’s obligation to make further development contributions to v2v under the Agreement, the Development Agreement by and between the Company, dated as April 18, 2023 (the “Development Agreement”), will terminate upon the payment of the $400,000 break fee.

The Company does not expect the discontinuation of contributions under the Agreement and the termination of the Development Agreement to have a material adverse effect on its consolidated financial position or liquidity.

Forward‑Looking Statements

This announcement contains forward-looking statements, including those regarding v2v’s expected use of the break fee, the initial shareholders of v2v’s election options, and the expected impact of the discontinuation of contributions on Anteris’ consolidated financial position or liquidity. Forward-looking statements include all statements that are not historical facts. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described under “Risk Factors” in Anteris’ Annual Report on Form 10-K for the fiscal period ended December 31, 2025 that was filed with the Securities and Exchange Commission and ASX. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Anteris does not assume any obligation to update any of these forward-looking statements to conform these statements to actual results or revised expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anteris Technologies Global Corp.

Date: April 29, 2026

	By:	/s/ Wayne Paterson
	Name:	Wayne Paterson
	Title:	Vice Chairman and Chief Executive Officer